Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 31, 2013 is made by and among CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent.

W I T N E S S E T H

WHEREAS, a credit facility has been extended to the Borrower pursuant to that certain Credit Agreement dated as of July 8, 2011 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent (as amended by the First Amendment to Credit Agreement dated as of April 24, 2012, and as further amended, modified, supplemented and extended from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders have approved the requested amendments on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended hereby).

2.             Amendments.  Subject to the terms and conditions hereof, and the occurrence of the Amendment Effective Date (as defined below), the parties hereto agree to amend the Credit Agreement as follows:

(a)           Section 5.02(g)(iii) of the Credit Agreement is hereby amended be deleting such subsection in its entirety and substituting in lieu thereof the following:

“(iii) so long as immediately after giving effect thereto, the sum of (A) availability under the Revolving Credit Facility plus (B) unrestricted cash and Cash Equivalents on hand of the Loan Parties, equals or exceeds $100,000,000, the Borrower may declare and pay cash dividends to its stockholders if, after giving effect thereto, the aggregate amount of such dividends paid during any Fiscal Year would be less than the sum of (I) 20% of Consolidated EBITDA from continuing operations of the Borrower for the Fiscal Year immediately preceding the Fiscal Year in which the dividend is paid, plus (II) so long as the Borrower’s Consolidated Total Leverage Ratio is 3.25 to 1.00 or less, $100,000,000 (less the sum of any amounts expended during such Fiscal Year in which the dividend is paid (1) for shares, rights or options repurchased pursuant to clause (iv) of this Section 5.02(g) plus (2) for shares repurchased pursuant to clause (vi) of this Section 5.02(g)); provided, however, that so long as the liquidity requirements of this Section have been met, the Borrower shall be permitted to declare and pay dividends during any Fiscal Year in an amount up to the dividends that were permitted hereunder, declared and actually paid, in the immediately preceding Fiscal Year without regard to the 20% limitation noted above.”

(b)           Section 5.02(g)(iv) of the Credit Agreement is hereby amended be deleting the parenthetical clause in the last line of such subsection in its entirety and substituting in lieu thereof the following:

“(less the sum of any amounts expended during such Fiscal Year (1) to pay cash dividends pursuant to clause (iii)(II) of this Section 5.02(g) plus (2) for shares repurchased pursuant to clause (vi) of this Section 5.02(g));”

(c)           Section 5.02(g)(vi) of the Credit Agreement is hereby amended be deleting the parenthetical clause in the last line of such subsection in its entirety and substituting in lieu thereof the following:

“(less the sum of any amounts expended during such Fiscal Year (1) to pay cash dividends pursuant to clause (iii)(II) of this Section 5.02(g)  plus (2) for shares, rights or options repurchased pursuant to clause (iv) of this Section 5.02(g));”

3.             Conditions Precedent.  This Amendment shall be effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a)            Executed Documents.  The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent (on behalf of itself and the Required Lenders) and executed lender authorizations and consents (substantially in the form attached hereto as Exhibit A, each a “Lender Authorization and Consent”) from the Required Lenders;

(b)           Payment of Fees and Expenses.  All fees and expenses required to be paid on or before the date hereof in connection with this Amendment in accordance with Section 9.03 of the Credit Agreement shall have been paid.  In addition, the Administrative Agent shall have been reimbursed for all fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent; and

(c)           Miscellaneous.  The Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.

For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment (via a Lender Authorization and Consent) shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

4.             Amendment is a “Loan Document”.  This Amendment is a Loan Document.

5.             Reaffirmation of Representations and Warranties.  Each Loan Party represents and warrants that the representations and warranties contained in each Loan Document (including this Amendment) are true and correct in all material respects on and as of the date hereof, other than any such representations or warranties that, by their express terms, refer to a specific date other than the date hereof, in which case as of such specific date.

6.             Reaffirmation of Guaranty.  Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Loan Documents.

7.             Reaffirmation of Security Interests.  Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8.             No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by telecopier or electronic mail of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

10.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Lawrence E. Hyatt
	Name:	Lawrence E. Hyatt
	Title:	Senior Vice President & CFO

[SIGNATURE PAGES CONTINUE]

[Second Amendment – Cracker Barrel Old Country Store, Inc.]

GUARANTORS:	CB MUSIC, LLC

	By:	/s/ Michael J. Zylstra
	Name:	Michael J. Zylstra
	Title:	Secretary

CBOCS DISTRIBUTION, INC.

	By:	/s/ Michael J. Zylstra
	Name:	Michael J. Zylstra
	Title:	Secretary

CBOCS TEXAS, LLC

	By:	/s/ Doug Couvillion
	Name:	Doug Couvillion
	Title:	President

CBOCS PENNSYLVANIA, LLC

	By:	/s/ Michael J. Zylstra
	Name:	Michael J. Zylstra
	Title:	Secretary

CBOCS PROPERTIES, INC.

By:	/s/ Christopher A. Ciavarra
Name:	Christopher A. Ciavarra
Title:	Vice President

CBOCS SUPPLY, INC.

By:	/s/ Michael J. Zylstra
Name:	Michael J. Zylstra
Title:	Secretary

[SIGNATURE PAGES CONTINUE]

[Second Amendment – Cracker Barrel Old Country Store, Inc.]

CBOCS WEST, INC.

By:	/s/ Michael J. Zylstra
Name:	Michael J. Zylstra
Title:	Secretary

ROCKING CHAIR, INC.

By:	/s/ Elizabeth Wilson
Name:	Elizabeth Wilson
Title:	Assistant Secretary

[SIGNATURE PAGES CONTINUE]

[Second Amendment – Cracker Barrel Old Country Store, Inc.]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent on behalf of itself and the Required Lenders,

	By:	/s/ Stephen A. Leon
	Name:	Stephen A. Leon
	Title:	Managing Director

[Second Amendment – Cracker Barrel Old Country Store, Inc.]

Exhibit A
(to Second Amendment to Credit Agreement)

(See Attached)

LENDER AUTHORIZATION AND CONSENT

Cracker Barrel Old Country Store, Inc.

May ____, 2013

Wells Fargo Bank, National Association
NC0680
1525 West W.T. Harris Blvd.
Charlotte, North Carolina  28262
Attention:  Syndication Agency Services

Re:
Second Amendment to Credit Agreement dated as of  May __, 2013 (the “Second Amendment”) to that certain  Credit Agreement dated as of July 8, 2011 (as amended, the “Credit Agreement”) among Cracker Barrel Old Country Store, Inc. (the “Borrower”), the lenders identified therein (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”) for the Lenders.

This Lender Authorization and Consent acknowledges our receipt and review of the execution copy of the Second Amendment in the form posted on SyndTrak Online or otherwise distributed to us by the Administrative Agent.  By executing this Lender Authorization and Consent, we hereby irrevocably approve the Second Amendment and authorize the Administrative Agent to execute and deliver the Second Amendment on our behalf.

Each financial institution executing this Lender Authorization and Consent agrees or reaffirms that it shall be a party to the Second Amendment and the other Loan Documents (as defined in the Credit  Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement.  In furtherance of the foregoing, each financial institution executing this Lender Authorization and Consent agrees to execute any additional documents reasonably requested by the Administrative Agent to evidence such financial institution’s rights and obligations under the Credit Agreement.

Please complete the below signature block and deliver one copy via pdf or facsimile to:  Laura Jervis at Winston & Strawn, 100 North Tryon Street, Charlotte, NC  28202, Phone:  (704) 350-7765, Fax:  (704) 350-7800, E-mail:  ljervis@winston.com.  A facsimile, telecopy, pdf or other reproduction of this Lender Authorization and Consent may be executed by one or more parties hereto, and an executed copy of this Lender Authorization and Consent may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

[Insert name of applicable financial institution]

By:
Name:
Title: